                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we consent to the incorporation by reference in the previously filed registration statement of IPC Holdings, Ltd. on Form S-8 (File No. 333-19149) of our reports dated February 5, 1999, incorporated by reference in this Annual Report on Form 10-K.

ARTHUR ANDERSEN & CO.

Hamilton, Bermuda
March 19, 1999

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